SECOND AMENDMENT
TO
LOAN AGREEMENT
among
GENERAL GROWTH PROPERTIES, INC.,
as Borrower,
and
THE LENDERS PARTY HERETO,
as Lenders,
and
THE GUARANTORS PARTY HERETO,
as Guarantors,
and
U.S. BANK NATIONAL ASSOCIATION,
as Administrative Agent
and
RBC CAPITAL MARKETS∗ and U.S. BANK NATIONAL ASSOCIATION,
as Joint Lead Arrangers and Bookrunners

Date:    As of August 1, 2014

NYDOCS03/991730.11

SECOND AMENDMENT TO LOAN AGREEMENT
This Second Amendment to Loan Agreement (as amended, modified or supplemented from time to time, this “Amendment”) is dated as of August 1, 2014 among GENERAL GROWTH PROPERTIES, INC., a Delaware corporation (“Borrower”); each of the lenders listed on the signature pages hereof (“Lenders”); each of the guarantors listed on the signature pages hereof; and U.S. BANK NATIONAL ASSOCIATION, as administrative agent for the Lenders (in such capacity, together with its successors and assigns in such capacity, “Administrative Agent”).
W I T N E S S E T H:
WHEREAS, Borrower, the guarantors listed on the signature pages thereof (“Property Guarantors”), Lenders, Administrative Agent, RBC Capital Markets and U.S. Bank National Association, as Joint Lead Arrangers and Bookrunners, and the other parties from time to time party thereto entered into a Loan Agreement dated as of April 26, 2013, as amended by that certain First Amendment to Loan Agreement dated as of July 23, 2013 (the “First Amendment”) (as so amended and as otherwise heretofore amended, supplemented or otherwise modified, the “Loan Agreement”);
WHEREAS, certain affiliates of Borrower from time to time party thereto (“Top Tier Guarantors” and, together with Property Guarantors, “Guarantors”) have entered into a Repayment Guaranty dated as of April 26, 2013 (as heretofore amended, supplemented or otherwise modified, the “Repayment Guaranty”); and
WHEREAS, the parties now desire to make certain amendments to the Loan Agreement as set forth herein;
NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

1.	Definitions. Except as otherwise expressly provided for in this Amendment, capitalized terms used in this Amendment shall have the meanings assigned thereto in the Loan Agreement.

2.	Amendments to Loan Agreement.
2.1    Schedule 1 of the Loan Agreement is hereby deleted in its entirety and replaced with Schedule 1 attached to this Amendment.
2.2    The definition of “Applicable Margin” in Section 1.1 of the Loan Agreement is hereby amended and restated to read in its entirety as follows:
“Applicable Margin” means, (a) with respect to Base Rate Loans, 75 basis points (0.75%) per annum; and (b) with respect to LIBOR Loans, 175 basis points (1.75%) per annum, provided, however, that for so long as a Strike Event Period is continuing and Borrower has elected the Strike Interest Rate Option in accordance with Section 9.26, the Applicable Margin shall be (i) with respect to Base Rate Loans, 225 basis points (2.25%) per annum; and (ii) with respect to LIBOR Loans, 325 basis points (3.25%) per annum.
2.3    The definition of “Prepayment Premium” in Section 1.1 of the Loan Agreement is hereby amended and restated to read in its entirety as follows:
“Prepayment Premium” means an amount equal to (a) 1.00% of the amount prepaid during the period from the Closing Date of the Initial Advance through and including April 25, 2015 (including in connection with any prepayment made by Borrower pursuant to Section 9.26) and (b) zero ($0) with respect to any prepayment made at any time after April 25, 2015. Notwithstanding the foregoing, with respect to prepayments made in connection with the release

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of the Named Properties and Other Properties pursuant to Section 2.6, no Prepayment Premium shall be payable on the first $500,000,000 (in the aggregate) prepaid in connection with such prepayments, provided that a Prepayment Premium shall be payable in connection with any such prepayments in excess of $500,000,000 in the aggregate to the extent that such prepayments are permitted by the Required Lenders or permitted pursuant to Section 2.6(1)(a).

3.
Upfront Fee. Borrower agrees to pay an upfront fee (collectively, the “Upfront Fee”), to Administrative Agent, for the ratable benefit of the applicable Lenders, in an amount equal to (a) 0.10% of the Commitment of each incumbent Lender under the Loan Agreement that continues to be a Lender as of the Effective Date (the “Existing Lenders”) (as listed on Schedule 1 hereto) and that has delivered its signature page to this Amendment to Administrative Agent by 5:00 P.M. (New York City time) on July 30, 2014 and (b) 0.075% of the Commitment of each Existing Lender that delivers its signature page to this Amendment to Administrative Agent thereafter. The Upfront Fee shall be earned and due and payable in full, in cash, on the Effective Date and shall be non-refundable thereafter.

4.	Commitments.

(a)
Borrower and Guarantors hereby acknowledge and agree that as of the effective date of this Amendment and following satisfaction of all conditions thereto as provided herein, the amount of each Lender’s Commitment shall be the amount set forth on Schedule 1 attached hereto. If any Existing Lender is increasing its Commitment (an “Increasing Lender”) or if there is any Lender that is not an Existing Lender but that is becoming a Lender under the Loan Agreement and delivers its signature page to this Amendment to Administrative Agent (a “New Lender” and, together with the Increasing Lenders, the “Subject Lenders”), then each Subject Lender shall receive a Note based on its Commitment as set forth on Schedule 1 hereto, which Note, in the case of each Existing Lender, shall be a replacement for such Existing Lender’s existing Note and shall not be a novation or satisfaction of such indebtedness.

(b)
By its signature below, each Subject Lender hereby agrees to perform all obligations with respect to its respective Commitment as set forth in the Loan Agreement as amended by this Amendment, which obligations shall include, but shall not be limited to, the obligation to indemnify Administrative Agent as provided in the Loan Agreement.

(c)
On the effective date of this Amendment, (i) the outstanding principal balance of the Loans prior to the effectiveness of this Amendment shall be reallocated among the Lenders to the extent required to cause the outstanding principal amount of the Loans owed to each Lender to be equal to such Lender’s Commitment (as in effect after the effectiveness of this Amendment), and (ii) each Subject Lender shall advance the applicable funds to Administrative Agent and the funds so advanced shall be distributed among the Lenders whose Commitments are decreasing as necessary to accomplish the required reallocation of the outstanding Loans.

5.	Representations and Warranties. Borrower and each Guarantor hereby represent and warrant that:

(a)
The representations and warranties of Borrower and each Guarantor contained in each of the Loan Documents (as amended or supplemented to date, including pursuant to this Amendment) are true and correct in all material respects (except to the extent that any representation or warranty that is qualified by materiality shall be true and correct in all respects) as such representations and warranties may have changed based upon events or activities not prohibited by the Loan Agreement on and as of the Effective Date (as defined below), before and after giving effect to this Amendment, as though made on and as of such date. Borrower and each Guarantor further represent and warrant that the factual matters described herein are true and correct as of the date hereof.

NYDOCS03/991730.11    3

(b)
The execution, delivery and performance by each Loan Party of this Amendment: (1) have been duly authorized and do not require the consent or approval of any other party or Governmental Authority which has not been obtained; and (2) will not violate any law or result in the imposition of any Lien upon the assets of any Loan Party, except as contemplated by the Loan Documents.

(c)
This Amendment has been duly executed and delivered by or on behalf of each Loan Party and constitutes the legal, valid and binding obligations of each Loan Party, enforceable in accordance with its terms, subject to applicable Bankruptcy Law. This Amendment is not subject to any right of rescission, set off, counterclaim or defense by any Loan Party, including the defense of usury, nor would the operation of any of the terms of this Amendment, or the exercise of any right hereunder, render this Amendment or any of the other Loan Documents unenforceable, and no Loan Party has asserted any right of rescission, set off, counterclaim or defense with respect thereto.

(d)	As of the date of this Amendment and immediately after giving effect to this Amendment, no Potential Default or Event of Default has occurred and is continuing.

6.
Effectiveness of Amendment. This Amendment shall become effective as of the date first above written (the “Effective Date”) when, and only when, Administrative Agent shall have received each of the following, each in form and substance reasonably satisfactory to Administrative Agent:

(a)
counterparts of this Amendment executed by Borrower, each Guarantor, Administrative Agent and the Lenders (or, as to any of the Lenders, advice satisfactory to Administrative Agent that such Lender has executed this Amendment);

(b)	an opinion of counsel to Borrower and the Guarantors addressed to Administrative Agent and the Lenders covering such matters as Administrative Agent may reasonably request;

(c)	a Note duly executed by Borrower in favor of each Subject Lender, in the amount set forth next to such Lender’s name on Schedule 1 attached hereto;

(d)	evidence that Borrower shall have paid all fees due and payable with respect to this Amendment; and

(e)	Such other certificates, documents, instruments and agreements as Administrative Agent may reasonably request.

7.
Costs and Expenses. Borrower agrees to pay within five (5) Business Days of receipt of written demand from Administrative Agent all reasonable out-of-pocket costs and expenses of Administrative Agent in connection with the preparation, execution, delivery, administration, modification and amendment of this Amendment and any instruments and documents to be delivered hereunder (including, without limitation, the reasonable fees and expenses of counsel for Administrative Agent) in accordance with the terms of Section 12.5 of the Loan Agreement.

8.
Certain Definitions. On and after the Effective Date, each reference in the Loan Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Loan Agreement, and each reference in the other Loan Documents to “the Loan Agreement”, “thereunder”, “thereof” or words of like import referring to the Loan Agreement, shall mean and be a reference to the Loan Agreement, as amended by this Amendment.

9.
Ratification. The Loan Agreement (as amended by this Amendment) and each of the other Loan Documents are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of any Lender or Administrative Agent under

NYDOCS03/991730.11    4

the Loan Agreement or any of the other Loan Documents, nor constitute a waiver of any provision of the Loan Agreement or any of the other Loan Documents.

10.
Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by telecopier shall be effective as delivery of a manually executed counterpart of this Amendment.

11.
Guarantor Consent. By its signature below, each Guarantor, as a Top Tier Guarantor under the Repayment Guaranty or as a Property Guarantor under the Loan Agreement, as applicable, hereby consents to this Amendment and each prior amendment to any Loan Document and hereby confirms and agrees that notwithstanding the effectiveness of this Amendment and each such prior amendment, the Repayment Guaranty or its obligations as a Property Guarantor under the Loan Agreement, as applicable, is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects.

12.	Governing Law. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.
[Balance of page intentionally left blank]

NYDOCS03/991730.11    5

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunder duly authorized, as of the date first above written.
BORROWER:
GENERAL GROWTH PROPERTIES, INC., a Delaware corporation

By:	/s/ Stacie L. Herron Name: Stacie L. Herron Title: Authorized Signatory

[Signature Page to Second Amendment]
NYDOCS03/991730

PROPERTY GUARANTORS:
COLUMBIANA CENTRE, LLC, a Delaware limited liability company

By:	/s/ Stacie L. Herron Authorized Signatory

FALLEN TIMBERS SHOPS, LLC, a Delaware limited
liability company

By:	/s/ Stacie L. Herron Authorized Signatory

GRAND TETON MALL, LLC, a Delaware limited liability company

By:	/s/ Stacie L. Herron Authorized Signatory

MAYFAIR MALL, LLC, a Delaware limited liability company

By:	/s/ Stacie L. Herron Authorized Signatory

MONDAWMIN BUSINESS TRUST, a Maryland business trust

By:	/s/ Stacie L. Herron Authorized Signatory

NORTH TOWN MALL, LLC, a Delaware limited liability company

By:	/s/ Stacie L. Herron Authorized Signatory

OAKWOOD HILLS MALL, LLC, a Delaware limited liability company

By:	/s/ Stacie L. Herron Authorized Signatory

[Signature Page to Second Amendment]
NYDOCS03/991730

OAKWOOD SHOPPING CENTER, LLC, a Delaware limited liability company

By:	/s/ Stacie L. Herron Authorized Signatory

PIONEER PLACE, LLC, a Delaware limited liability company

By:	/s/ Stacie L. Herron Authorized Signatory

PIONEER OFFICE, LLC, a Delaware limited liability company

By:	/s/ Stacie L. Herron Authorized Signatory

PDC-EASTRIDGE MALL, L.L.C., a Delaware limited liability company

By:	/s/ Stacie L. Herron Authorized Signatory

PDC-RED CLIFFS MALL, L.L.C., a Delaware limited liability company

By:	/s/ Stacie L. Herron Authorized Signatory

RED CLIFFS PLAZA, LLC, a Delaware limited liability company

By:	/s/ Stacie L. Herron Authorized Signatory

RIVER HILLS MALL, LLC, a Delaware limited liability company

By:	/s/ Stacie L. Herron Authorized Signatory

[Signature Page to Second Amendment]
NYDOCS03/991730

SOONER FASHION MALL, L.L.C., a Delaware limited liability company

By:	/s/ Stacie L. Herron Authorized Signatory

SOUTHWEST DENVER LAND, L.L.C., a Delaware limited liability company

By:	/s/ Stacie L. Herron Authorized Signatory

SOUTHWEST PLAZA, L.L.C., a Delaware limited liability company

By:	/s/ Stacie L. Herron Authorized Signatory

[Signature Page to Second Amendment]
NYDOCS03/991730

TOP TIER GUARANTORS:
GGP REAL ESTATE HOLDING I, INC.

By:	/s/ Stacie L. Herron Authorized Signatory

GGP, LLC
By: GGP Real Estate Holding II, Inc., its managing
member

By:	/s/ Stacie L. Herron Authorized Signatory

GGP REAL ESTATE HOLDING II, INC.

By:	/s/ Stacie L. Herron Authorized Signatory

GGP LIMITED PARTNERSHIP II
By: GGP Real Estate Holding I, Inc., its general
partner

By:	/s/ Stacie L. Herron Authorized Signatory

GGP OPERATING PARTNERSHIP, LP
(f/k/a GGP Limited Partnership)
By: GGP Real Estate Holding II, Inc., its general
partner

By:	/s/ Stacie L. Herron Authorized Signatory

[Signature Page to Second Amendment]
NYDOCS03/991730

GGPLP L.L.C.

By:	GGP Nimbus, LP, its managing member
By: GGP Operating Partnership, LP (f/k/a GGP Limited Partnership), its general partner
By: GGP Real Estate Holding II, Inc.,
its general partner

By:	/s/ Stacie L. Herron Authorized Signatory

GGPLP REAL ESTATE, INC.

By:	/s/ Stacie L. Herron Authorized Signatory

GGPLPLLC 2010 LOAN PLEDGOR HOLDING, LLC

By:	/s/ Stacie L. Herron Authorized Signatory

GGPLP 2010 LOAN PLEDGOR HOLDING, LLC

By:	/s/ Stacie L. Herron Authorized Signatory

GGPLP REAL ESTATE 2010 LOAN PLEDGOR HOLDING, LLC

By:	/s/ Stacie L. Herron Authorized Signatory

GGP LIMITED PARTNERSHIP (f/k/a GGP Cumulus, LP)

By:	GGP Operating Partnership, LP (f/k/a GGP Limited Partnership), its general partner

By: GGP Real Estate Holding II, Inc., its general partner

By:	/s/ Stacie L. Herron Authorized Signatory

[Signature Page to Second Amendment]
NYDOCS03/991730

GGP NIMBUS, LP

By:	GGP Operating Partnership, LP (f/k/a GGP Limited Partnership), its general partner

By: GGP Real Estate Holding II, Inc., its general partner

By:	/s/ Stacie L. Herron Authorized Signatory

[Signature Page to Second Amendment]
NYDOCS03/991730

ADMINISTRATIVE AGENT:
U.S. BANK NATIONAL ASSOCIATION, as Administrative Agent

By:	/s/ Dennis Redpath Name: Dennis Redpath Title: Senior Vice President

[Signature Page to Second Amendment]
NYDOCS03/991730

LENDER:
U.S. BANK NATIONAL ASSOCIATION

By:	/s/ Dennis Redpath Name: Dennis Redpath Title: Senior Vice President

[Signature Page to Second Amendment]
NYDOCS03/991730

LENDER:
ROYAL BANK OF CANADA

By:	/s/ Brian Gross Name: Brian Gross Title: Authorized Signatory

[Signature Page to Second Amendment]
NYDOCS03/991730

LENDER:
WELLS FARGO BANK, NATIONAL ASSOCIATION

By:	/s/Winita Lau Name: Winita Lau Title: Vice President

[Signature Page to Second Amendment]
NYDOCS03/991730

LENDER:
BANK OF AMERICA, N.A.

By:	/s/ Cheryl Sneor Name: Cheryl Sneor Title: Vice President

[Signature Page to Second Amendment]
NYDOCS03/991730

LENDER:
THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

By:	/s/ Susan E. Robbins Name: Susan E. Robbins Title: Second Vice President

[Signature Page to Second Amendment]
NYDOCS03/991730

LENDER:
AAREAL CAPITAL CORPORATION

By:	/s/ David C. Lee Name: David C. Lee Title: Director

By:	/s/ Jennifer Hochberg Name: Jennifer Hochberg Title: Counsel

[Signature Page to Second Amendment]
NYDOCS03/991730

LENDER:
MORGAN STANLEY BANK, N.A.

By:	/s/ Gary P. Curwin Name: Gary P. Curwin Title: Authorized Signatory

[Signature Page to Second Amendment]
NYDOCS03/991730

LENDER:
MUFG UNION BANK, N.A.
formerly known as Union Bank, N.A.

By:	/s/ Donald Wattson Name: Donald Wattson Title: Vice President

[Signature Page to Second Amendment]
NYDOCS03/991730

LENDER:
PNC BANK, NATIONAL ASSOCIATION

By:	/s/ Joel Dalson Name: Joel Dalson Title: Senior Vice President

[Signature Page to Second Amendment]
NYDOCS03/991730

LENDER:
THE BANK OF NOVA SCOTIA

By:	/s/ Frank Ottavino Name: Frank Ottavino Title: Director

[Signature Page to Second Amendment]
NYDOCS03/991730

LENDER:
MANUFACTURERS AND TRADERS TRUST COMPANY

By:	/s/ Gregory J. Campanaro Name: Gregory J. Campanaro Title: Vice President

[Signature Page to Second Amendment]
NYDOCS03/991730

LENDER:
THE BANK OF NEW YORK MELLON

By:	/s/ Carol Murray Name: Carol Murray Title: Managing Director

[Signature Page to Second Amendment]
NYDOCS03/991730

LENDER:
COMPASS BANK

By:	/s/ Brian Tuerff Name: Brian Tuerff Title: Senior Vice President

[Signature Page to Second Amendment]
NYDOCS03/991730

Schedule 1
Commitments

LENDER	Pro Rata Percentage	Commitment
U.S. Bank National Association	23.333333330000%	$323,521,639.25
Royal Bank of Canada	13.666666670000%	$189,491,245.83
Wells Fargo Bank, National Association	11.666666670000%	$161,760,819.61
Bank of America, N.A.	8.333333334000%	$115,543,442.59
The Prudential Insurance Company of America	8.333333334000%	$115,543,442.59
Aareal Capital Corporation	3.545363834000%	$49,157,225.11
Aareal Bank AG	4.787969500000%	$66,386,217.48
Morgan Stanley Bank, N.A.	5.000000000000%	$69,326,065.55
MUFG Union Bank, N.A.	4.000000000000%	$55,460,852.44
PNC Bank National Association	4.299616055000%	$59,615,092.90
The Bank of Nova Scotia	2.666666666000%	$36,973,901.62
Manufacturers and Traders Trust Company	4.280998065000%	$59,356,950.50
The Bank of New York Mellon	3.919385878000%	$54,343,120.46
Compass Bank	2.166666667000%	$30,041,295.07
Total	100%	$1,386,521,311.00

NYDOCS03/991730.11    Sch. 1-1